THE MP63 FUND, INC.

P R O S P E C T U S

June 28, 2019

TICKER SYMBOL: DRIPX

The MP63 Fund, Inc. (the “Fund”), seeks long-term capital appreciation.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website www.mp63fund.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

Section 1 | Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Risks	2
Past Performance	3
Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker/Dealers & Other Financial Intermediaries	4
Section 2 | Additional Investment Information	4
Investment Objective	4
Investment Strategies and Policies	5
Principal Investment Risks	6
MP63 Stock Index	7
Portfolio Holdings Disclosure	8
Section 3 | Management	8
Investment Adviser	8
Portfolio Managers	9
Section 4 | How to Purchase Shares	9
How Shares are Priced Each Day	9
Fair Value Pricing	10
How to Invest in the Fund	10
Opening and Adding to Your Account	11
Purchases Through Financial Services Organizations	11
Purchasing Shares by Mail	11
Purchasing Shares by Telephone/Wire Transfer	12
Automatic Investment Plan	13
Tax Qualified Retirement Plans	13
Miscellaneous Purchase Information	13
Section 5 | How to Redeem Shares	14
General Redemption Information	14
Redemption By Mail	15
Redemption By Telephone	15
Signature Guarantees	15
Payment of Redemption Proceeds	16
Redemption Fee	16
Section 6 | General Information	16
Dividends and Distributions	16
Tax Status	17
Code of Ethics	17
Portfolio Transactions and Brokerage Commissions	18
Distribution of Fund Shares	18
Section 7 | Financial Highlights	19
Section 8 | Privacy Statement	20
Section 9 | For More Information	Back Cover

Section 1 | FUND SUMMARY

INVESTMENT OBJECTIVE- The Fund seeks long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Individual Shareholder Fees: (fees paid directly from your investment)
Redemption Fees (as a percentage of amount redeemed within 180 days of purchase)	1.00%
Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)
Management Fees	0.35%
Distribution & Servicing (12b-1) Fees	0.00%
Other Expenses	0.37%
Total Annual Fund Operating Expenses)	0.72%

EXPENSE EXAMPLE:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

There is no redemption fee charged if shares remain in the fund for six months or more, therefore you would pay the following expenses if you did not redeem your shares.

1 Year	3 Years	5 Years	10 Years
$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5.87% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in dividend paying common stock of companies that offer direct investment plans (“DRIPs”), with an emphasis on quality and diversity. These are typically large-capitalization stocks (e.g. companies with market capitalizations of greater than $10 billion) with an emphasis on quality and diversity. The Fund is generally invested in a blend of value and growth styles. Buying and selling decisions emphasize a long-term outlook and take into account the maintenance of a balance among the companies and industries represented. The companies in which the Fund principally invests are typically large capitalization stocks and are diversified across industries.  However, the Fund may invest in companies of any size. The remaining assets in the Fund (up to 20%) may be held in cash or cash equivalents or invested in stocks that the managers believe would be useful for diversification purposes.

Under normal market conditions, the number of companies in which the Fund principally invests is 63.1  However the number may be more or less depending on the portfolio managers’ assessment of the potential for future growth.  Generally, each such company is allocated an amount of the total to be invested in the manner designed to reduce the impact of volatility by investing regularly and periodically rather than making lump-sum investments in larger amounts.   Dividends are generally reinvested in the company that paid the dividend.

Fund holdings are periodically rebalanced to realize profits or losses, to minimize exposure to what the managers may believe are overvalued securities (and augment undervalued positions). To facilitate this investment strategy, the Fund offers an Automatic Investment Plan and encourages shareholders to make regular periodic investments, which can be stopped or changed at any time.

For additional discussion of the Fund’s investment strategies, please see Section 2.

PRINCIPAL RISKS

The Fund is subject to the following principal investment risks:

General Risks

You could lose money investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments may vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.

Risks of Investing in Common Stocks

Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Large-Size Company Risks

Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks

Investing in medium-sized companies may involve greater risk than investing in larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and the price of their securities may therefore be more volatile.

____________________________

1 When the Fund commenced operations in 1999, the companies in which the Fund invested were represented in the MP63 Stock Index (the “DRIP Index”), an index established in 1994 by an affiliate of the Advisor to track the performance of companies that offer dividend reinvestment plans (DRIPs). From January 1, 1994 through May 22, 2017, which is the last day that the DRIP Index was actively maintained and updated, the Fund invested primarily in the portfolio companies that were included in the DRIP Index, with results that the Advisor believes demonstrated the relative advantages of investing in companies with DRIPs.  Since May 22, 2017, the Fund has principally invested, and will continue prospectively to principally invest, in common stocks that meet the same investment criteria as was utilized to select the stocks that comprised the DRIP Index.  For a more detailed description of the DRIP Index, please see Section 2—DRIP INDEX.

Focused Portfolio Risks

The Fund principally invests its assets in the securities that offer direct investment plans (“DRIPs”).  Accordingly, negative changes in those securities might result in a greater negative impact to the Fund than a fund that holds a broader array of securities.

PAST PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years and since inception compare with those of a broad measure of market performance). The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.mp63fund.com and by calling toll-free 1-877-MP63FUN (1-877-676-3386).

Year-By-Year Annual Returns

(for calendar years ending on December 31)

35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
24.72%
12.67%
1.31%
13.82%
32.57%
13.28%
-3.73%
14.94%
18.51%
-5.54%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

During the periods covered in the bar chart, the highest return for a quarter was 17.94% (quarter ended June 30, 2009) and the lowest return for a quarter was -15.15% (quarter ended September 30, 2011). The Fund’s year-to-date return as of March 31, 2019 was 13.12%.

Average Annual Total Returns (for periods ending on December 31, 2018)	One Year	Five Years	Ten Years	Since Inception (3/2/1999)
Return Before Taxes	-5.54%	7.01%	11.67%	6.00%
After-Tax Return on Distributions	-7.20%	5.53%	10.48%	5.18%
Return After-Tax Return on Distributions and Sale of Fund Shares	-2.67%	5.03%	9.23%	4.66%
S&P 500 Composite Index (reflects no deduction for fee, expenses or taxes)	-4.39%	8.49%	13.11%	5.67%

The S&P 500 is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

MANAGEMENT

Investment Adviser - The Moneypaper Advisor, Inc. (the “Advisor”).

Portfolio Managers - Vita Nelson, President, and Mario Medina are the Fund’s co-portfolio managers.  Ms. Nelson has served as co-portfolio manager of the Fund since the Fund’s inception in February 1999.  Mr. Medina has served as co-portfolio manager since July 1, 2017.

PURCHASE AND SALE OF FUND SHARES

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The Fund is currently available through two discount brokerage services, TD Ameritrade and Charles Schwab, on their respective no-load/transaction fee platforms.  There are no minimums for purchases or exchanges into the Fund. The Fund’s shares are redeemable on any business day by written request to the Fund, by telephone, by wire transfer, or by contacting your financial adviser.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains unless you are a tax-exempt organization or are investing through a tax-deferred arrangement such as a 401(k) plan or Individual Retirement Account (IRA).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or the Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SECTION 2 | ADDITIONAL INVESTMENT INFORMATION

This section provides you with additional information concerning the Fund’s investment objectives, strategies and policies and principal risks.

INVESTMENT OBJECTIVE

The MP 63 Fund, Inc. (the “Fund”) seeks long-term capital appreciation. The Fund accumulates shares on a regular basis in a diverse group of companies that meet the criteria established by the Advisor for long-term capital appreciation.

INVESTMENT STRATEGIES AND POLICIES

The MP 63 Fund is a diversified portfolio made up largely of dividend paying stocks of companies with long histories of consistently increasing dividends. In addition, the companies in which the Fund invests have in common that they offer company shareholders the advantage of a direct investment plan (also known as dividend reinvestment plan or DRIP).

The Advisor has a strongly held belief in the benefits of investing in high-quality DRIP companies. The Advisor has long believed that such companies’ commitment to its shareholders, as evidenced by providing such plans (so that even the smallest investor can build holdings by investing in the company), has a beneficial effect on company performance.

This commitment to DRIP investing was one of the driving forces behind the creation of Moneypaper, a monthly financial newsletter that was first published in 1980 by an affiliate of the Advisor. It also led in 1994 to the creation of the MP 63 Stock Index, an index made up of a representative group of DRIP companies (“DRIP Index”).2  In  1999, subscribers to Moneypaper requested a vehicle into which they could invest in a DRIP-like manner for their Individual Retirement Accounts (IRAs), and so the MP 63 Fund (DRIPX) was born.

The Advisor believes that its educated Fund shareholders have played a part in the Fund’s effort to grow assets over the long-term while incurring less than market risk and volatility. Fund shareholders are not prone to panic when there is a market pullback, so the Advisor has not been forced to sell to cover redemption requests. To facilitate its DRIP-style investing strategy, the Fund offers an Automatic Investing Plan and encourages shareholders to make regular investments to build holdings over the long-term.

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in DRIP companies. Generally, each company is allocated an equal amount of the total amount to be invested in a manner similar to dollar-cost averaging. Dividends are generally reinvested in the companies that paid them.

Beyond the DRIP focus, the Fund aims to buy these businesses at reasonable valuations relative to their prospects.  Portfolio positions are constantly monitored to insure that they continue to meet the Fund’s investment objectives.  Positions could be sold if a stock meets the valuation objective or there are questions in regard to their competitive position or balance sheet or if earnings or dividend growth prospects are no longer attractive. This focus on superior businesses for the long term has resulted in a very low portfolio turnover rate.

In selecting securities for the Fund’s portfolio, the Fund’s portfolio managers generally consider investment characteristics such as growth in earnings, history of paying dividends, debt ratios, and prospects for future growth.  The Fund will generally invest in a blend of value and growth styles and buying and selling decisions take into account the balance among companies and industries with an emphasis on maintaining a long-term outlook that will maximize shareholder value.  The companies in which the Fund principally invests are typically large capitalization stocks and are diversified across

__________________________

2 The DRIP Index, established in 1994, was comprised of a representative group of 63 high quality DRIP companies. When the MP 63 Fund was launched five years later, in 1999, its investment strategy was to invest in a portfolio made up of the stocks in that DRIP Index. The DRIP Index was maintained and actively managed from January 1, 1994 through May 22, 2017, and the Fund continued to invest through that time period in the portfolio companies that comprised the DRIP Index, with results that the Advisor believes demonstrated the relative advantages of investing in companies with dividend reinvestment programs.  Effective May 22, 2017, however, the Advisor stopped maintaining the DRIP Index, and the Fund since then has principally invested, and will continue prospectively to invest, in common stocks that meet the same investment criteria as was utilized to select the stocks that comprised the DRIP Index.  Additional information about the DRIP Index can be found in Section 2 - DRIP INDEX.

industries.  However, the Fund may invest in companies of any size.  The remaining assets in the Fund (up to 20%) may be held in cash or invested in other stocks that the managers believe would be useful for diversification purposes.

Under normal market conditions, the number of companies in which the Fund principally invests is 63. However, that number may be more or less depending on the portfolio managers’ assessment of the potential for future growth.  Generally, each such company is allocated an equal amount of the total to be invested, in the manner designed to reduce the impact of volatility by investing regularly and periodically rather than making lump-sum investments in larger amounts.  Dividends are generally reinvested in the company that paid the dividend.

The Fund’s portfolio managers periodically rebalance the Fund’s portfolio holdings so that individual companies would not represent what the managers believe to be an unsafe level of net assets.  In so doing, the Advisor generally believes that no company should represent more than about 3% of net assets and no company should represent less than about 1% of net assets. Such occasional rebalancing of the portfolio allows the Fund to realize profits or losses, to minimize exposure to what the managers may believe are overvalued securities (and augment undervalued positions).  Except for these actions and the reinvestment of dividends into the same companies that paid them, all otherwise unallocated cash is distributed equally among the companies comprising the Fund’s portfolio, in a manner consistent with dollar-cost averaging.  (Dollar-cost averaging involves investing the same amount on a regular schedule. However, because the Fund’s cash flows vary, the Fund attempts to invest regularly in all of the companies in its portfolio, but in variable amounts across time.)  By utilizing this strategy when investing additional funds for its shareholders and by minimizing portfolio turnover, the Advisor believes that the Fund maximizes accumulation, thereby compounding Fund value.

The Fund, from time to time, may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions or to retain flexibility in meeting redemptions and paying expenses, which may hinder the Fund in achieving its investment objective. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents such as money market mutual funds. If the Fund were to invest in shares of another mutual fund, including a money market mutual fund, the shareholders of the Fund generally would be subject to duplicative management fees.

To facilitate its investment strategy, the Fund offers an Automatic Investment Plan and encourages shareholders to invest regularly to build holdings over time at a variety of price points. This strategy, known as dollar-cost averaging, causes the investor to buy more shares when the NAV is lower and fewer shares when the NAV is higher. Thus, the investor gets the advantage of market volatility.

PRINCIPAL INVESTMENT RISKS

Risks in General

You could lose money investing in the Fund. When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments varies from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund. Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in  the Fund.  Further, the management team may not accurately predict the direction of the market as a whole and/or  be invested in stocks that underperform the market.  As a result, the Fund may not accomplish the investment results that you wish to achieve. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. Those risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services. You should be aware that the value of a company’s share price might decline as a result of poor decisions made by management or lower demand for the company’s products or services, or for no readily apparent reason at all. In addition, a company’s share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund’s investments may decrease more than the stock markets in general.

Large-Size Company Risks

Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks

Investing in medium-sized companies may involve greater risk than investing in larger companies. Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies and, therefore, their securities may be more volatile. Medium-sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if a Fund wants to sell a large quantity of a medium-sized company’s stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Focused Portfolio Risks

The Fund principally invests its assets in securities that that offer direct investment plans (“DRIPs”).  Accordingly, negative changes in those securities might result in a greater negative impact to the Fund than to a Fund that holds a broader array of securities.

MP 63 STOCK INDEX-(“DRIP Index”)

As previously noted, beginning with its inception in 1999, the Fund sought to achieve its investment objective by investing at least 80% of its total assets in common stock of companies that made up the DRIP Index, a proprietary index created and maintained by the Advisor comprised of quality companies that are diversified across industries and offer DRIPs.  Effective May 22, 2017, however, the Advisor stopped maintaining the DRIP Index, and the Fund since that time has continued to invest principally in stocks that follow the same investment criteria as were utilized to buy and sell the stocks that comprised the DRIP Index.  While no longer maintaining the DRIP Index, the Advisor believes that it is important for shareholders to understand the index and its history because so much of the Fund’s current investment strategy is inspired by the index and has its origins therein.

The DRIP Index was created at the start of 1994 by the editors of Moneypaper (a monthly investment newsletter published by Moneypaper Publications LLC, a majority owner of the Advisor)  in order to track a representative sampling of companies that offer DRIPs. Moneypaper Publications LLC and the portfolio managers of the Fund managed the MP 63 Stock Index on a daily basis. With an emphasis on quality and diversity, the DRIP Index included companies that, in the managers’ opinion, could easily serve as “core” holdings in any portfolio and satisfy the long-term goals of the small investor who used DRIPs to build wealth. The DRIP Index’s design resulted in holdings comprised of a mixture of industrial companies, utilities, and transportation firms, and ran the gamut from pharmaceuticals to retailers. Included were blue-chip companies, banks, food companies, and other companies that the Advisor believed would do well over the long term.

The DRIP Index was designed to demonstrate the benefits of DRIP investing and thereby encourage individual investors to achieve long-term wealth by investing in a diverse group of companies, which decreases risk, and to focus on high-quality, investor-friendly firms that offer DRIPs. Companies were generally replaced in the Fund in conjunction with changes made by the Advisor to the DRIP Index. Replacements to companies in the DRIP Index were generally made only when, in the Advisor’s judgment, a company no longer met the Advisor’s criteria for expected performance, or when a company was merged into or acquired by another company that was a non-DRIP company.

PORTFOLIO HOLDINGS DISCLOSURE

A description of the policies and procedures employed by the Funds with respect to the disclosure of Fund portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”), dated June 28, 2019.

SECTION 3 | MANAGEMENT

INVESTMENT ADVISER

The Moneypaper Advisor, Inc., 111 Pleasant Ridge Road, Harrison NY 10528 (the “Advisor”), has been retained under an Investment Advisory Agreement with the Fund to act as the Fund’s investment adviser, subject to the authority of the Board of Directors.

The Advisor furnishes the Fund with investment advice and supervises the Fund’s management and investment programs. Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly management fee, equal on an annual basis, to 0.35% of its average daily net assets. The Investment Advisory Agreement is terminable by the Board of Directors of the Fund or the Advisor on sixty (60) days’ written notice. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” as defined in the Investment Company Act of 1940. The Investment Advisory Agreement had an initial duration of two years and is renewable annually thereafter. Generally speaking, absent willful misfeasance, bad faith, gross negligence on the part of the Advisor, or reckless disregard of its obligations under the Investment Advisory Agreement, the Advisor is not liable for any action or failure to act in accordance with its duties thereunder. A discussion of the material factors considered by the Board when it last approved or renewed the Investment Advisory Agreement is available in the semi-annual report to shareholders for the period ending August 31, 2018.

PORTFOLIO MANAGERS

Ms. Vita Nelson and Mr. Mario Medina are responsible for the overall management of the Fund’s portfolio.

Ms. Nelson is President of the Advisor and has been co-manager of the Fund since its inception. Ms. Nelson’s first job in the financial industry was in the Municipal Bond Department of Granger & Co. in New York, where she made a market in municipal bonds. In addition to her advisory responsibilities, she has served as the Chief Executive Officer of Moneypaper Publications, LLC (and its predecessor Moneypaper, Inc.), a majority owner of the Advisor, where she has also been the Editor and Publisher of two financial publications. Among her achievements, Ms. Nelson has popularized the use of direct investment plans (DRIPs). These plans accept investments from individuals directly (thereby permitting the investor to bypass brokers). Ms. Nelson graduated from Boston University with a degree in Comparative Literature.

Mr. Medina has been co-manager of the Fund since July 1, 2017.  Since 2006, Mr. Medina has been an editor and senior analyst for Julie Stav Inc., a firm that contributes to and encourages the financial education of the Hispanic community in the United States and around the world through seminars and conferences, newsletters, radio and television shows, and podcasts.  Mr. Medina has also periodically contributed to the financial publications of Moneypaper Publications. Among his achievements, Mr. Medina has helped the Hispanic community in the concept of low-cost direct investing in index funds, no-load mutual funds and dividend reinvestment plans (DRIPs). Mr. Medina graduated from the University of Havana in July 1989, with a degree in Architecture.

The Fund’s SAI contains more information about the Fund managers’ compensation, other accounts managed by the Fund managers, and the Fund managers’ ownership of Fund shares.

SECTION 4 | HOW TO PURCHASE SHARES

HOW SHARES ARE PRICED EACH DAY

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, are based upon the Fund’s net asset value (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

Net Asset Value = Total Net Assets – Liabilities / Number of Shares Outstanding.

The Fund’s NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 pm. Eastern time) every day the Exchange is open. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s transfer agent, Mutual Shareholder Services, LLC. (the “Transfer Agent”). Your order must be placed with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day’s NAV. The Fund’s investments are valued at market value.  The fund’s portfolio is made up of stocks that are exchange-traded and easily valued. However, if a market quotation is not readily available, the Fund may use an independent pricing service to determine market value.

FAIR VALUE PRICING

The Board of Directors has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances, subject to the review and oversight of the Fund’s Board of Directors. Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close. The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced. Examples of when a Fund security might require fair value pricing include but are not limited to: if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; or if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the Advisor’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

HOW TO INVEST IN THE FUND

The Fund offers only No-Load shares to the public. No-Load Shares are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Fund.

The fund imposes no restrictions on the amount you may invest:

TYPE OF ACCOUNT	MINIMUM INVESTMENT TO OPEN ACCOUNT	SUBSEQUENT INVESTMENTS
REGULAR	No minimum	Any Amount
IRA’S	No minimum	Any Amount
401(k) PLANS OR OTHER EMPLOYER SPONSORED RETIREMENT PLANS	No minimum	Any Amount

All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, or third-party checks will be accepted. A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Fund by mail, wire transfer, through participating financial services professionals, and to the extent permitted by law, the Internet. After you have established your account, you may also make subsequent purchases by telephone. You may also invest in the Fund through an automatic payment plan. Any questions you may have can be answered by calling the Fund, toll free, at 1-877-MP63FUN (1-877-676-3386), extension 102.

Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.  The Fund is currently available through two discount brokerage services, TD Ameritrade and Charles Schwab, on their respective no-load/transaction fee platforms.

PURCHASING SHARES BY MAIL

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to The MP63 Fund, and mail the form and check to:

The MP 63 Fund

c/o: Mutual Shareholder Services LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 pm. Eastern time), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY TELEPHONE/WIRE TRANSFER

To make an initial purchase of shares by wire transfer, take the following steps:

1.

Call 1-877-MP63FUN (1-877-676-3386), ext. 102 to inform the Transfer Agent that a wire is being sent.

2.

Obtain an Account Number from the Transfer Agent.

3.

Fill out the Account application included with the prospectus or found at the Fund’s website, MP63FUND.com, fax it to (1-440-526-4446), and then mail it to the Transfer Agent at MP63 Fund, c/o MSS, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

4.

Ask your bank to wire funds to the account of:

U.S. Bank, N.A.

Cincinnati, OH

ABA# 042000013

For credit to the MP63 Fund

Account # 130107148111

Your Shareholder Acct. No._________________________________

(Insert Account Number, obtained from the Transfer Agent)

Your Shareholder Acct. Name_______________________________

(Insert Shareholder Name)

Include your name(s), address, and taxpayer identification number or Social Security number on the wire. The wire should state that you are opening a new account in the MP63 Fund.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Account Application form included with this prospectus, print one from the Fund’s website (MP63FUND.com), or call the Transfer Agent and they will send you an application. You may make purchases by telephone only if you have an account at a bank that is a member of an Automated Clearing House (“ACH”). Most transfers are completed within three business days of your call. To preserve flexibility, the Fund may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Fund has the authority, through its transfer agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund and/or the Transfer Agent has failed to follow procedures reasonably designed to prevent losses. However, if the Fund and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Fund through an Automatic Investment Plan. The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts to be used for investment in shares of the Fund. You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus. You may only select this option if you have an account maintained at a domestic financial institution, which is an ACH member for automatic withdrawals under the plan. You can automatically transfer fixed amounts from your bank, savings and loan, or other financial institution to purchase additional shares. The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so. For more information, call the Transfer Agent at 1-877-MP63FUN (1-877-676-3386).

TAX-QUALIFIED RETIREMENT PLANS

The Fund is available for your tax-deferred retirement plan.

•

Individual Retirement Accounts (“IRAs”): simple IRAs, Roth IRAs, Education IRAs, or any other form of IRA permitted by law; 403(b) plans for employees of public school systems and non-profit organizations;

•

401(k) plans;

•

Profit-sharing plans and pension plans for corporations and employees.

You can also transfer your tax-deferred plan from another fund or custodian. The shareholder bears the responsibility for any tax obligations incurred, such as with respect to the conversion of a tax-deductible IRA to a Roth IRA. An IRA disclosure document including a Request to Transfer form can be obtained by calling the Fund at 1-877-MP63FUN (1-877-676-3386) or by downloading a copy from the Fund’s website, MP63FUND.com.

MISCELLANEOUS PURCHASE INFORMATION

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made in one of the following manners: by wire transfer, by check, or by money order drawn on a U.S. bank, savings & loan, or credit union. The custodian will charge a $25.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Investors opening an account will be asked their name, address, date of birth, and other information that will allow the Fund to identify them. The Fund also may request other identifying documents or information. The Fund may not be able to open an account or complete a transaction until it is able to verify an investor’s identity.

All purchases of the Fund’s shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. Eastern time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 p.m. on that day, provided that the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. Eastern time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days of the order. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders received in such manner will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder’s social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 24%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

SECTION 5 | HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

You may redeem all or a portion of your shares at any time. Your shares will be redeemed at the Fund’s per share NAV next determined after receipt of your instructions in good order as explained below. The Fund’s NAV will fluctuate on a daily basis. The redemption value of your shares may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund at the time your redemption is processed.

To initiate a redemption, you may send a written request, or, if authorized in the Account Application, you may contact the Transfer Agent by telephone with an oral request. All redemption requests must be in “good order”.

“Good order” means that your request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

For a written redemption request, the signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

REDEMPTION BY MAIL

To redeem shares by mail, simply mail a letter or standard form of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered, to the Transfer Agent at: MP 63 Fund, Inc., c/o: Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. Requests must include the following documentation:

1.

any required signature guarantees (see Signature Guarantees, above); and

2.

other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans, and other organizations.

REDEMPTION BY TELEPHONE

Provided the Telephone Redemption Option has been authorized in your Account Application, you may redeem shares by calling the Transfer Agent at 1-877-MP63FUN (1-877-676-3386) and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine.

The Transfer Agent’s records of such telephone instructions are binding and each shareholder, and not the Fund or its transfer agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification information prior to acting upon instructions received by telephone.

It may be difficult to reach the Fund by telephone during periods when market or economic conditions foster an unusually large volume of telephone requests. Although the Advisor believes that this would not be an advantageous time at which to redeem your shares, you may still elect to do so. If you cannot reach the Fund by telephone, you can fax your instructions to the Transfer Agent at (1-440-526-4446) or issue written instructions to the Transfer Agent at Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

1.

if you change the ownership on your account;

2.

when you want the redemption proceeds sent to a different address than is registered on the account;

3.

if the proceeds are to be made payable to someone other than the account’s owner(s);

4.

any redemption transmitted by federal wire transfer to your bank; and

5.

if a change of address request has been received by the Fund or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account. A redemption will not be processed until the properly executed signature guarantee, if required, is received.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, credit union securities broker or dealer, or savings and loan association. Contact the Fund at 1-877-MP63FUN (1-877-676-3386) for further details.

PAYMENT OF REDEMPTION PROCEEDS

After your shares have been redeemed, proceeds will generally be paid within three business days. In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE. Payment of redemption proceeds may also be delayed if the shares to be redeemed were recently purchased by a check drawn on a bank that is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).

REDEMPTION FEE (for shares held less than 180 days)

The Fund is designed for long-term investors. It is not designed for short-term traders whose frequent purchases and redemptions can unnecessarily disrupt the Fund’s investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned. Additionally, short-term trading drives up the Fund’s transaction costs as measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Moreover, short-term sales have tax consequences that would be borne by the remaining shareholders. For these reasons, the Fund assesses a 1% fee on the redemption of shares held for less than 180 days from original purchase date.

The redemption fee does not apply to any shares purchased through automatic investments, reinvested distributions (dividends and capital gains) or shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, profit-sharing plans, and money purchase pension plans). This fee also does not apply to shares held in IRA accounts.

SECTION 6 | GENERAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its net investment income, if any, and net realized capital gains, if any, at least annually. Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.

Although the Advisor believes that accumulating shares through the reinvestment of all dividends and capital gains distributions contributes to the success of this investment strategy and suggests that shareholders reinvest all distributions in additional Fund shares, by law the Fund must allow you to choose from among the following three options:

1.

Reinvest all distributions in additional shares;

2.

Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

3.

Receive all distributions in cash.

You can change your distribution option by notifying the Fund in writing. If you do not select an option when you open your account, all distributions will be reinvested in additional shares. You will receive a statement confirming the reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period (generally three months), the transfer agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund at the then Net Asset Value. Similarly, if correspondence sent by the Fund or the Transfer Agent is returned as “undeliverable,” all Fund distributions will automatically be reinvested in the Fund. Be sure to send the Transfer Agent notification of any change of address.

TAX STATUS

Distributions of income by the Fund are generally taxable to shareholders as ordinary income. Certain Fund distributions may be considered as short- or long-term capital gain. Capital gains may be taxable at different rates depending on the length of time that the Fund holds its assets. Interest income from direct investment by non-corporate taxpayers in U.S. Government obligations (but not repurchase agreements) generally is not subject to state taxation. However, some states may tax mutual fund dividends attributable to such income. The Transfer Agent will send a notice to each shareholder (Form 1099 or 1099 substitute) advising the shareholder of any taxable income or capital gains distributed by the Fund for each taxable year.

Pursuant to provisions of the Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

The Fund is conscious of tax implications and attempts to be tax efficient, as evidenced by its low turnover ratio.  A sale of Fund shares may be a taxable event that may result in a capital gain or loss. To the extent that redemption requests result in sales of shares of the Fund’s portfolio securities, remaining shareholders may be subject to capital gains or losses. However, the Fund’s early redemption fee policy, the fees from which are used to defray Fund expenses, is designed to encourage longer-term investment in the Fund and to discourage redemptions. The early redemption fee is designed to discourage such sales and compensate existing shareholders.

For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see “Taxation” in the SAI.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax advisor.

CODE OF ETHICS

The Fund and the Advisor have each adopted a Code of Ethics that restricts personal investing practices by employees of the Advisor and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund’s portfolio obtain clearance before executing personal trades of 5,000 shares or more. With respect to Ms. Nelson, Mr. Medina and other personnel of the Advisor, the Code of Ethics prohibits the acquisition of securities in an initial public offering, imposes blackout periods on trading, and bans short-terms trading profits on the purchase and sale within 60 calendar days of a security held by the Fund. These provisions are designed to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Portfolio transactions for the Fund will generally be executed with broker-dealers on an agency basis. The Advisor is responsible for placing all orders for purchases and sales of the Fund’s securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished to the Fund, as well as to the Advisor and its affiliates. Subject to seeking the most favorable price and execution available, the Advisor may not consider sales of the Fund’s shares (and of those of future series of the Fund) as a factor in the selection of broker-dealers. In addition, any portfolio transactions for the Fund that are executed on an agency basis may be effected through an affiliate of the Advisor, as long as the affiliate is not compensated for executing the transaction. For more information, see “Portfolio Transactions and Allocation of Brokerage” in the SAI.

DISTRIBUTION OF FUND SHARES

The Distributor: Arbor Court Capital, LLC (the “Distributor”), is located at 2000 Auburn Drive Suite 300 Beachwood, Ohio 44122, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries: The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments to intermediaries who sell shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

SECTION 7 | FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the Fund’s last five fiscal years ending on the last day of February of each period. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the Fund’s fiscal years presented below has been audited by WithumSmith+Brown, PC, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.

Financial Highlights
Selected data for a share outstanding throughout the year:
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28, 2019	February 28, 2018	February 28, 2017	February 29, 2016	February 28, 2015
Net Asset Value -
Beginning of Year	$ 21.26	$ 19.41	$ 16.65	$ 18.76	$ 17.13

Net Investment Income	0.40	0.36	0.37	0.34	0.29
Net Gains (Losses) on Securities (realized and unrealized)	0.85	1.91	3.18	(1.31)	2.06
Total from Investment Operations	1.25	2.27	3.55	(0.97)	2.35

Early Redemption Fees	0.00*	0.00*	0.00*	0.00*	0.00*

Distributions (From Net Investment Income)	(0.40)	(0.36)	(0.37)	(0.33)	(0.29)
Distributions (From Capital Gains)	(0.79)	(0.06)	(0.42)	(0.81)	(0.43)
Total Distributions	(1.19)	(0.42)	(0.79)	(1.14)	(0.72)

Net Asset Value -
End of Year	$ 21.32	$ 21.26	$ 19.41	$ 16.65	$ 18.76

Total Return (a)	6.61%	11.66%	21.55%	(5.25)%	13.67%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	67,931	66,311	61,554	51,826	56,133
Ratio of Expenses to Average Net Assets	0.72%	0.75%	0.77%	0.80%	0.79%
Ratio of Net Investment Income to Average Net Assets	1.89%	1.78%	2.00%	1.92%	1.60%
Portfolio Turnover Rate	5.87%	5.38%	3.95%	3.56%	6.15%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

* Amount is less than $0.005.

SECTION 8 | PRIVACY STATEMENT

Commitment to Consumer Privacy

From its first day of operation, The MP63 Fund, Inc. (the “Fund”) has been committed to handling investor information responsibly. Management recognizes and respect the privacy expectations of each of its investors and believes the confidentiality and protection of investor information is one of its fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but the continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Fund.

Collection and Disclosure of Shareholder Information

The Fund collects, retains, and uses consumer information only where it reasonably believes it would be useful to the consumer and allowed by law. Such information is only used to enhance, evaluate or modify a consumer’s relationship with The Fund to administer shareholder accounts, or to identify specific financial needs and to provide consumers with information about the Fund and related products and services. Management does not share or sell personal information about consumers to third parties for their independent use. However, we may share information with companies affiliated with the Fund in order to provide shareholders with information about other products or services that may be of interest.

•

Consumer information collected by, or on behalf of the Fund generally comes from the following sources:

•

Account applications, other required forms, correspondence, written or electronic, or telephone contacts with shareholders or consumers inquiring about the Fund;

•

Transaction history of a shareholder’s account; or

•

Third parties.

Management may disclose consumer information to third parties who are not affiliated with the Fund:

•

as permitted by law, for example with service providers who maintain or service customer accounts for the Fund or to a shareholder’s broker/dealer, or

•

to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

Service providers to the Fund are required:

•

to maintain policies and procedures designed to assure only appropriate access to information about customers of the Fund;

•

to limit the use of information about customers of the Fund to the purposes for which the information was disclosed, or as otherwise permitted by law; and

•

to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Fund.

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SECTION 9 | FOR MORE INFORMATION

A Statement of Additional Information (“SAI”) containing additional information about the Fund, dated June 28, 2019 is available free of charge. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. The Fund’s Annual Report, dated February 28, 2019, contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and/or the Annual and Semi-Annual Reports will be sent to any investor within three (3) business days of the Fund’s receipt of a request for one. Such request should be addressed to MP 63 Fund, Inc., C/O: Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147. The telephone number for shareholder inquiries and to request copies of the SAI or the Fund’s Annual and Semi-Annual Reports is 1-877-MP63FUN (1-877-676-3386). The SAI and/or the Annual and Semi-Annual Reports are also available free of charge, on the Fund’s website at http://www.MP63FUND.com.

Information about the Fund, including the SAI are also available on the EDGAR database or on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

(INVESTMENT COMPANY ACT FILE NO. 811-09053)